                                                                   EXHIBIT 10.29
                                                                   -------------

     THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ISSUED PURSUANT TO REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.
                                                                 Right to
                                                                 Purchase
                                                                 30,228
                                                                 Shares of
                                                                 Common Stock,
                                                                 no par value
Date: January 10, 1997

                                DATA RACE, INC.
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, CAPITAL VENTURES INTERNATIONAL or its registered assigns, is entitled to purchase from DATA RACE, INC., a Texas corporation (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, Thirty Thousand Two Hundred Twenty Eight (30,228) fully paid and nonassessable shares of the Company's Common Stock, no par value (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") of $16.375 per share. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "WARRANTS" means this Warrant and the other warrants of the Company issued pursuant to the Securities Purchase Agreement (as hereinafter defined). The term "WARRANT PERIOD" as used herein means the period commencing on the date this Warrant is issued and delivered pursuant to the terms of that certain Securities Purchase Agreement, dated as of January 10, 1997, by and between the Company and the Purchasers listed on the execution page thereof (the "SECURITIES PURCHASE AGREEMENT") and ending at 5:00 p.m. New York City time on the third (3rd) anniversary of the date of issuance.

     This Warrant is subject to the following terms, provisions, and conditions:

     1.   MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.
          ----------------------------------------------------------------
Subject to the provisions hereof, including without limitation, the vesting provisions contained in Section 2(a) and (b) hereof, and the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), delivery to the Company of a written notice of an election to effect a Cashless Exercise (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     If, at any time, a holder of this Warrant submits this Warrant, an Exercise Agreement and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Agreement, and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect such exercise in accordance with the provisions of this Section 1 (an "EXERCISE DEFAULT"), the Company shall issue to the holder all of the shares of Common Stock which are available to effect such exercise and, within five (5) business days of the attempted exercise of this Warrant, refund to the holder that portion of the holder's payment of the Exercise Price allocable to the number of shares of Common Stock included in the Exercise Agreement which exceeds the amount which is then issuable by the Company (the "EXCESS AMOUNT"). The Excess Amount shall, notwithstanding anything to the contrary contained herein, not be exercisable for Common Stock in accordance with the terms hereof until (and at the holder's option on or at any time after) the date additional shares of Common Stock are authorized by the Company to permit such exercise. The Company shall pay to the holder payments ("EXERCISE DEFAULT PAYMENTS") for an Exercise Default in the amount of (a) (N/365), multiplied by (b) the difference between the Market Price (as defined in Section 4(1) below) on the Exercise Default Date (as defined below) less the

Exercise Price, multiplied by (c) the Excess Amount on the date the Exercise Agreement giving rise to the Exercise Default is transmitted in accordance with this Section 1 (the "EXERCISE DEFAULT DATE"), multiplied by (d) .24, where N = the number of days from the Exercise Default Date to the date (the "AUTHORIZATION DATE") that the Company authorizes a sufficient number of shares of Common Stock to effect exercise of this Warrant in full. The Company shall send notice to the holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of holder's accrued Exercise Default Payments. The accrued Exercise Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the Exercise Price, at the holder's option, as follows:

          (a) In the event holder elects to take such payment in cash, cash payment shall be made to holder by the fifth (5th) day of the month following the month in which it has accrued; and

          (b) In the event holder elects to take such payment in Common Stock, the holder may convert such payment amount into Common Stock at the Exercise Price (as in effect at the time of conversion) at any time after the fifth (5th) day of the month following the month in which it has accrued as computed in accordance with the terms contained in Article VI of the Certificate of Designation governing the Company's Series A Convertible Preferred Stock (the "PREFERRED STOCK").

          Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 4(f) of the Securities Purchase Agreement, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

     2.   PERIOD OF EXERCISE.  This Warrant shall be exercisable as follows:
          ------------------

          (a) On July 10, 1997, this Warrant shall become, and thereafter during the Warrant Period shall remain, exercisable with respect to Fifty percent (50%) of that number of Warrant Shares equal to the product obtained by multiplying
(i) the total number of Warrant Shares then issuable hereunder by (ii) the quotient obtained by dividing (x) the aggregate number of shares of Preferred Stock issued to the initial holder of this Warrant pursuant to the Securities Purchase Agreement and which remain outstanding on July 10, 1997 by (y) the aggregate number of shares of Preferred Stock issued to such holder pursuant to the Securities Purchase Agreement (such resulting number of shares is called the "INITIAL VESTED SHARES").

          (b) On October 10, 1997, this Warrant shall become, and thereafter during the Warrant Period shall remain, exercisable with respect to an additional number of Warrant Shares equal to Fifty percent (50%) of the product obtained by multiplying (i) the total number of Warrant Shares initially issuable hereunder (after giving effect to any adjustments required by Section 4 hereof prior to October 10, 1997) by (ii) the quotient obtained by dividing (x) the aggregate number of shares of Preferred Stock issued to the initial holder of this Warrant pursuant to the Securities

Purchase Agreement and which remain outstanding on October 10, 1997 by (y) the aggregate number of shares of Preferred Stock issued to such holder pursuant to the Securities Purchase Agreement (such resulting number of shares is called the "SUBSEQUENT VESTED SHARES").

     The right to exercise this Warrant with respect to that number of Warrant Shares equal to the difference between (i) the aggregate total of Warrant Shares initially issuable hereunder (after giving effect to any adjustment required by Section 4 hereof prior to October 10, 1997) and (ii) the sum of Initial Vested Shares and the Subsequent Vested Shares (collectively, the "VESTED SHARES") shall be deemed to have been forfeited by the holder hereof.

     This Warrant shall be exercisable with respect to the Vested Shares until 5:00 p.m. New York City Time on the third (3rd) anniversary of the date of issuance .

     3.   CERTAIN AGREEMENTS OF THE COMPANY.  The Company hereby covenants and
          ---------------------------------
agrees as follows:

          (a) SHARES TO BE FULLY PAID.  All Warrant Shares will, upon issuance
              -----------------------
in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

          (b) RESERVATION OF SHARES.  During the Warrant Period, the Company
              ---------------------
shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a suf ficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c) LISTING.  The Company shall promptly secure the listing of the
              -------
shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d) CERTAIN ACTIONS PROHIBITED.  The Company will not, by amendment of
              --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (e) SUCCESSORS AND ASSIGNS.  This Warrant will be binding upon any
              ----------------------
entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

     4.   ANTIDILUTION PROVISIONS.  During the Warrant Period, the Exercise
          -----------------------
Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

          (a) ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF
              ------------------------------------------------------------------
COMMON STOCK.  Except as otherwise provided in Sections 4(c) and 4(e) hereof, if
------------
and whenever on or after the date of issuance of the Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Market Price (as hereinafter defined) on the date of issuance (a "DILUTIVE ISSUANCE"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction, (i) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the aggregate consideration, calculated as set forth in Section 4(b) hereof, received by the Company upon such Dilutive Issuance, divided by the Market Price in effect immediately prior to the Dilutive Issuance, and (ii) the denominator of which is the total number of shares of Common Stock Deemed Outstanding (as hereinafter defined) immediately after the Dilutive Issuance.

          (b) EFFECT ON EXERCISE PRICE OF CERTAIN EVENTS.  For purposes of
              ------------------------------------------
determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

              (i)   ISSUANCE OF RIGHTS OR OPTIONS.  If the Company in any
                    -----------------------------
manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("CONVERTIBLE SECURITIES") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "OPTIONS") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("BELOW MARKET OPTIONS"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Below Market Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii)  ISSUANCE OF CONVERTIBLE SECURITIES.
                     ----------------------------------

                    (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                    (B) If the Company in any manner issues or sells any Convertible Securities with a variable conversion or exercise price or exchange ratio (a "VARIABLE RATE CONVERTIBLE SECURITY"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied) if the Market Price on the date of issuance of such Convertible Security was 75% of the Market Price on such date (the "ASSUMED VARIABLE MARKET PRICE"). Further, if the Market Price at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4 with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been 75% of the Market Price existing at the time of the adjustment required by this sentence.

               (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE.  If there is
                     -----------------------------------------
a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv)  TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE
                     --------------------------------------------------------
SECURITIES.  If, in any case, the total number of shares of Common Stock
----------
issuable upon exercise of any Option or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v)   CALCULATION OF CONSIDERATION RECEIVED.  If any Common
                     -------------------------------------
Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

               (vi)  EXCEPTIONS TO ADJUSTMENT OF EXERCISE PRICE.  No adjustment
                     ------------------------------------------
to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date of issuance of this Warrant in accordance with the terms of such securities as of the date of issuance of this Warrant; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose;
(iii) upon the exercise of the Warrants or conversion of the Preferred Stock; or
(iv) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting.

          (c) SUBDIVISION OR COMBINATION OF COMMON STOCK.  If the Company at any
              ------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d) ADJUSTMENT IN NUMBER OF SHARES.  Upon each adjustment of the
              ------------------------------
Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (e) CONSOLIDATION, MERGER OR SALE.  In case of any consolidation of
              -----------------------------
the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

          (f) DISTRIBUTION OF ASSETS.  In case the Company shall declare or make
              ----------------------
any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION"), then, after the date of record for determining shareholders entitled to such Distribution, but prior to the date of Distribution, the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution. If the holder of this Warrant does not exercise this Warrant prior to the date of Distribution, the Exercise Price in effect immediately prior to such Distribution will be reduced by an amount equal to (x) the fair market value, as reasonably determined by the Company's Board of Directors, of the assets so distributed, divided by (y) the aggregate number of shares of Common Stock outstanding on the date of Distribution (calculated as if all shares of Common Stock issuable upon exercise of all Warrants had been issued as of the date of the Distribution).

          (g) NOTICE OF ADJUSTMENT.  Upon the occurrence of any event which
              --------------------
requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

          (h) MINIMUM ADJUSTMENT OF EXERCISE PRICE.  No adjustment of the
              ------------------------------------
Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i) NO FRACTIONAL SHARES.  No fractional shares of Common Stock are to
              --------------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

          (j) OTHER NOTICES.  In case at any time:
              -------------

              (i)   the Company shall declare any dividend upon the Common
Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

              (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii),
(iii) and (iv) above.

          (k) CERTAIN EVENTS.  If any event occurs of the type contemplated by
              --------------
the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in
Section 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.


          (l) CERTAIN DEFINITIONS.
              -------------------

               (i)   "COMMON STOCK DEEMED OUTSTANDING" shall mean the number of
                      -------------------------------
shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (ii) "MARKET PRICE," as of any date, (i) means the average of the closing bid prices for the shares of Common Stock as reported on the Nasdaq National Market for the ten (10) Trading Days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

               (iii) "COMMON STOCK," for purposes of this Section 4, includes
                      ------------
the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, no par value, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

     5.   ISSUE TAX.  The issuance of certificates for Warrant Shares upon the
          ---------
exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     6.   NO RIGHTS OR LIABILITIES AS A SHAREHOLDER.  This Warrant shall not
          -----------------------------------------
entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.   TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT.
          ----------------------------------------------

          (a) RESTRICTION ON TRANSFER.  This Warrant and the rights granted to
              -----------------------
the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 7(f) and (g) hereof and to the applicable provisions of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of January 10, 1997, by and among the Company and the other signatories thereto (the "REGISTRATION RIGHTS AGREEMENT").

          (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS.  This Warrant is
              ------------------------------------------------
exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

          (c) REPLACEMENT OF WARRANT.  Upon receipt of evidence reasonably
              ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (d) CANCELLATION; PAYMENT OF EXPENSES.  Upon the surrender of this
              ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

          (e) WARRANT REGISTER.  The Company shall maintain, at its principal
              ----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f) EXERCISE OR TRANSFER WITHOUT REGISTRATION.  If, at the time of the
              -----------------------------------------
surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company, and, in the case of a transfer to an affilate of such holder, the cost of which shall be borne by the Company) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter, status as an "accredited investor" or minimum Market Price shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

          (g) ADDITIONAL RESTRICTIONS ON EXERCISE OR TRANSFER.  Notwithstanding
              -----------------------------------------------
anything contained herein to the contrary, in no event shall the holder hereof exercise Warrants to the extent that (a) the number of shares of Common Stock beneficially owned by such holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants or the unexercised or unconverted portion of any other securities (including, without limitation, the Preferred Stock) of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein) and (b) the number of shares of Common Stock issuable upon exercise of the Warrants (or portion thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by such holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (a) hereof. In addition, no Subject Holder (as defined below) may sell or otherwise transfer Warrants, except (i) to the Company or to a shareholder or a group of shareholders who immediately prior to the sale control a majority of the Company's voting shares (a "CONTROLLING SHAREHOLDER" or "CONTROLLING GROUP", as applicable); (ii) to an affiliate of such holder; (iii) in connection with any merger, consolidation, reorganization or sale of more than 50% of the outstanding Common Stock of the Company (a "REORGANIZATION"); (iv) in a registered public offering or a public sale pursuant to Rule 144 or other applicable exemption from the registration requirements of the Securities Act (or any successor rule or regulation); or (v) in a private sale (otherwise than to the Company, to a Controlling Shareholder or a Controlling Group, to an affiliate of such holder, or in a Reorganization), provided that the holder shall not sell or otherwise transfer in a private sale not described in clauses (i) - (iii) hereof during any ninety (90) day period a portion(s) of the Warrants or any other securities of the Company subject to limitations on sale or transfer analogous to the limitations contained herein, which, if exercised for or converted into
Common Stock at the time of the transfer, would represent, in the aggregate (together with any other shares of Common Stock transferred), beneficial ownership by the transferee(s) of more than 4.9% percent of the Common Stock then outstanding. "SUBJECT HOLDER" means any holder who, but for the provisions of the immediately preceding Section and this Section, may be deemed to beneficially own 5% or more of the outstanding Common Stock of the Company. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment only and not with a view to the distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act.

          (h) EXERCISE CAP.  In no event shall the aggregate number of shares of
              ------------
Common Stock issued upon conversion or otherwise with respect to any share of Preferred Stock together with the aggregate number of Warrant Shares issued upon exercise of any Warrants, exceed 965,625, subject to equitable adjustments from time to time for the events described in Section 4(c) (the "CAP AMOUNT"), unless, prior to any issuance of shares of Common Stock which causes the Cap Amount to be reached, (i) the Company shall have obtained the approval of its shareholders for issuance in excess of such amount (the "ADDITIONAL SHARES") and such approval is sufficient to satisfy any requirements imposed by Rule 4460(i) promulgated by the National Association of Securities Dealers (or any successor rule or regulation) and (ii) the resale of the Additional Shares by the holders of the Warrants shall have been registered under the Securities Act pursuant to an effective registration statement. Until such shareholder approval of the Additional Shares and registration thereof shall have been effected, no Initial Investor (as defined in the Registration Rights Agreement) shall be issued upon conversion or exercise or otherwise with respect to shares of Preferred Stock or the Warrants, in the aggregate, more than that number of shares of Common Stock equal to the product of the Cap Amount multiplied by a fraction, the numerator of which is the number of shares of Preferred Stock issued to such Initial Investor at the First Closing (as defined in the Securities Purchase Agreement) and the denominator of which is the aggregate number of shares of Preferred Stock issued at the First Closing (the "ALLOCATION AMOUNT"). In the event any Initial Investor shall sell or otherwise transfer any of such Initial Investor's shares of Preferred Stock or Warrants, each such transferee shall be allocated a pro rata portion of the transferor Initial Investor's Allocation Amount. In the event any holder shall convert all of such holder's shares of Preferred Stock and exercise all of such holder's Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder's Allocation Amount, then the difference between such holder's Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Allocation Amounts of the remaining holders of shares of Preferred Stock and Warrants, pro rata based on the number of shares of Common Stock then issuable upon conversion of all Preferred Stock and exercise of all Warrants then held by each such holder. In the event the Company is prohibited from issuing shares of Common Stock as a result of the operation of this Section 7(h), the Company shall redeem for cash those Warrant Shares which cannot be issued at a price equal to the difference between the Market Price and the Exercise Price of such Warrant Shares as of the date of the attempted exercise.

     8.   REGISTRATION RIGHTS.  The initial holder of this Warrant (and certain
          -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

     9.   NOTICES.  Any notices required or permitted to be given under the
          -------
terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:

               Data Race, Inc.
               12400 Network Blvd.
               San Antonio, TX  78249
               Attn:  President
               Telecopy:  (210) 263-2075

          with copy to:

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               1500 NationsBank Plaza
               300 Convent Street
               San Antonio, TX  78205
               Attn:  Matt Bair, Esq.
               Telecopy:  (210) 224-2035

and if to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

     10.  GOVERNING LAW.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND
          -------------
ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW. THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT.

     11.  MISCELLANEOUS.
          -------------

          (a)  AMENDMENTS.  This Warrant and any provision hereof may only be
               ----------
amended by an instrument in writing signed by the Company and the holder hereof.

          (b)  DESCRIPTIVE HEADINGS.  The descriptive headings of the several
               --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          (c)  CASHLESS EXERCISE.  Notwithstanding anything to the contrary
               -----------------
contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised at any time after the second anniversary of the date of issuance of this Warrant by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                    DATA RACE, INC.


                                    By: /s/ Gregory T. Skalla
                                        --------------------------------

                                        Name: Gregory T. Skalla
                                             ---------------------------

                                        Title: Chief Financial Officer
                                              --------------------------
                                               and Secretary
                                              --------------------------

                           FORM OF EXERCISE AGREEMENT

        (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)


     The undersigned hereby irrevocably exercises the right to purchase _____________ of the shares of Common Stock of Data Race, Inc., a Texas corporation (the "COMPANY"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

     i. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby subscribed for if resale of such Common Stock is not registered or if Rule 144(k) is unavailable:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144(K) UNDER SAID ACT.


     ii. The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:-----------------             -------------------------------------
                                    Signature of Holder

                                    -------------------------------------
                                    Name of Holder (Print)

                                    Address:

                                    -------------------------------------

                                    -------------------------------------

                                    -------------------------------------

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee              Address                        No of Shares
----------------              -------                        ------------



, and hereby irrevocably constitutes and appoints
                                                  -----------------
                        as agent and attorney-in-fact to transfer said Warrant
-----------------------
                        on the books of the within-named corporation, with full power of substitution in the premises.


Dated: ---------------------, ----,

In the presence of

------------------

                              Name: ------------------------------------------


                                    Signature:
                                               -------------------------------
                                    Title of Signing Officer or Agent (if any):

                                    ------------------------------------------
                                    Address:
                                             ---------------------------------

                                             ---------------------------------


                                     Note:     The above signature should
                                               correspond exactly with the name
                                               on the face of the within
                                               Warrant.